Federated Government Ultrashort Duration Fund

A Portfolio of Federated Institutional Trust

Summary PROSPECTUS

October 31, 2010

INSTITUTIONAL SHARES (TICKER FGUSX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated October 31, 2010, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking current income by investing primarily in U.S. government securities and U.S. government agency securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is current income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.40%
Distribution (12b-1) Fee	None
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.78%
Fee Waivers and/or Expense Reimbursements[1]	0.53%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.25%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.25% (the “Fee Limit”) through the later of (the “Termination Date”): (a) October 31, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$80
3 Years	$249
5 Years	$433
10 Years	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Dollar-roll transactions and prepayments of mortgage-backed securities will cause the Fund to have an increased portfolio turnover rate which is likely to generate shorter-term gains (losses) for its shareholders. Portfolio turnover increases the Fund's trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund's overall strategy is to invest in a portfolio of U.S. government securities and U.S. government agency securities (including mortgage-backed securities issued or guaranteed by U.S. government-sponsored enterprises (GSEs)) with an overall dollar-weighted average duration of one year or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Within the one-year duration constraint, the Adviser will seek to increase the Fund's current income by lengthening or shortening portfolio duration based on its interest rate outlook.

The Fund implements this strategy by dividing its portfolio into two major components. The Fund invests one component in U.S. government securities (including repurchase agreements collateralized by U.S. government securities and U.S. government agency securities) that are eligible for purchase by money market funds. The Fund invests the other component in mortgage-backed securities issued or guaranteed by GSEs. The Fund uses mortgage-backed securities to increase the income provided by the portfolio and to extend the portfolio to the targeted duration. Within each component of the portfolio, the Adviser makes decisions of which securities to buy and sell based on the relative yield and risks of available securities with comparable durations. The Fund evaluates its investment strategy by comparing the performance and composition of the Fund's portfolio against the performance and composition of an index composed of U.S. Treasury bills with maturities of six months.

The Fund also intends to qualify as a permissible investment for federal credit unions and savings associations, and as an appropriate direct investment for national banks, and will limit its investments accordingly.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.
  Issuer Credit Risk. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money. Money market funds try to minimize this risk by purchasing higher-quality securities.
  Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.
  Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund's Institutional Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns.

The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's Institutional Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 0.71%.

Within the periods shown in the bar chart, the Fund's Institutional Shares highest quarterly return was 2.19% (quarter ended December 31, 2000). Its lowest quarterly return was (0.19)% (quarter ended June 30, 2004).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)

	1 Year	5 Years	10 Years
Institutional Shares:
Return Before Taxes	1.73%	3.51%	3.34%
Return After Taxes on Distributions	1.37%	2.27%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares	1.12%	2.27%	2.10%
Bank of America Merrill Lynch 6-Month Treasury Bill Index[1] (reflects no deduction for fees, expenses or taxes)	0.58%	3.52%	3.39%

1The Bank of America Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. Treasury securities. The Index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

Fund Management

The Fund's Investment Adviser (“Adviser”) is Federated Investment Management Company.

Susan R. Hill, Senior Portfolio Manager, has been the Fund's portfolio manager since July 1997.

Donald T. Ellenberger, Senior Portfolio Manager, has been the Fund's portfolio manager since November 2003.

Liam O'Connell, Portfolio Manager, has been the Fund's Portfolio Manager since November 2010.

Purchase and Sale of Fund Shares

The minimum initial investment amount for the Fund's Institutional Shares is generally $1,000,000 and there is no required minimum subsequent investment amount.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Government Ultrashort Duration Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-7193

Cusip 31420B888

Q450563 (10/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.